UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
April 14, 2005

AMG OIL LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-30087	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1407-1050 Burrard Street, Vancouver, B.C. V6Z 2S3
(Address of principal executive offices) (Zip Code)

(604) 682-6496
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

On April 14, 2005, Mr. Dan Brown consented to act as a Director of AMG Oil Ltd., replacing Mr. Arthur Evans who passed away on March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMG OIL LTD.
(Name of Registrant)

Date: April 14, 2005	By: /s/ Michael Hart
Michael Hart, President